UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 483-7111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 is a press release of Deluxe Corporation reporting results from fourth quarter 2015.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective March 1, 2016, Anthony C. Scarfone, who currently serves as the Deluxe Corporation (the "Company") Senior Vice President, General Counsel and Secretary, will be retiring. As part of the Company’s succession planning process, J. Michael Schroeder, who joined the Company in July 2014, and currently serves as Associate General Counsel and Assistant Secretary for the Company, will be promoted to succeed Mr. Scarfone as Senior Vice President, General Counsel and Secretary, effective with Mr. Scarfone’s retirement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated January 28, 2016, of Deluxe Corporation reporting results from fourth quarter 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2016

DELUXE CORPORATION

/s/ Anthony C. Scarfone

Anthony C. Scarfone
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits

99.1	Press Release, dated January 28, 2016, of Deluxe Corporation reporting results from fourth quarter 2015

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